                                                                     EXHIBIT 4.8

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                      UNION PACIFIC RESOURCES GROUP INC.
                       7.15% DEBENTURE DUE MAY 15, 2028

REGISTERED                                                          $200,000,000

NO. R-1                                                        CUSIP 907834 AG 0

          UNION PACIFIC RESOURCES GROUP INC., a corporation duly organized and existing under the laws of the State of Utah (herein called the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                  Cede & Co.

or registered assigns, the principal sum of $200,000,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, on May 15, 2028 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said

                                                                               2
principal sum semiannually on May 15 and November 15 of each year, commencing November 15, 1998, at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, from the May 15 or the November 15, as the case may be, next preceding the date of this Debenture to which interest on the Debentures has been paid or duly provided for (unless the date hereof is the date to which interest on the Debentures has been paid or duly provided for, in which case from the date of this Debenture), or, if no interest has been paid on the Debentures or duly provided for, from May 18, 1998 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after the 30th day or 31st day, respectively, of any April or October and before the next succeeding May 15 or November 15, this Debenture shall bear interest from such May 15 or November 15, as the case may be; provided, however, that if the Company shall default in
                        --------  -------
the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding May 15 or November 15 to which interest on the Debentures has been paid or duly provided for, or, if no interest has been paid on the Debentures or duly provided for, from May 18, 1998. The interest so payable, and punctually paid or duly provided for, on any May 15 or November 15 will, except as provided in the Indenture dated as of March 27, 1996 (herein called the "Indenture"), duly executed and delivered by the Company and Chase Bank of Texas, National Association, as Trustee (herein called the "Trustee"), be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the next preceding April 30 or October 31, as the case may be (herein called the "Regular Record Date"), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. Notwithstanding the foregoing, in the case of interest payable at Stated Maturity, such interest shall be paid to the same Person to whom the principal hereof is payable.

          Chase Bank of Texas, National Association will be the Paying Agent and the Security Registrar with respect to the Debentures. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars, which may include the Company, and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided
                                                                      --------
that there will at all times be a Paying Agent in The City of New York and there will be no more than one Security Registrar for the Debentures.

          This Debenture is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

          The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Debenture is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the 7.15% Debentures due May 15, 2028 (herein called the "Debentures"), limited in aggregate principal amount to $425,000,000.

          The Debentures will be redeemable as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest on the principal amount being redeemed to the redemption date.

          "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the arithmetic average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer by 5:00 p.m. on the third business day preceding such redemption date.

          "Reference Treasury Dealer" means each of Salomon Brothers Inc, Credit Suisse First Boston Corporation, Chase Securities Inc. and Goldman, Sachs & Co. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Debentures to be redeemed.

          Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Debentures or portions thereof called for redemption.

          If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of all of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such other Debentures.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

          As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, the

Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series.

          The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for such purpose and in the manner and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company in the Borough of Manhattan, The City of New York designated for such purpose, a new Debenture or Debentures of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

          No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Unless otherwise defined herein, all terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Debenture shall be construed in accordance with and governed by the laws of the State of New York.

                                                                               8
          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Debenture shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, UNION PACIFIC RESOURCES GROUP INC. has caused this Debenture to be duly executed.


Dated: May 18, 1998              UNION PACIFIC RESOURCES GROUP INC.

                                     by  /s/ Peter Schreck
                                        ---------------------------------------
                                        Title: Assistant Treasurer



[SEAL]

Attest:
         /s/ Mark L. Jones
        ---------------------------------------
        Title: Managing Senior Counsel

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Trustee,

                         by
                              _______________________
                              Authorized Signatory

                          ___________________________


                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT--...........Custodian....................
                              (Cust)            (Minor)
                             Under Uniform Gifts to Minors Act

                             ___________________________________________________
                                                (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                          ___________________________

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


_________________________________
:                                :

:
_________________________________:

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE:

________________________________________________________________________________

__________________________________________________ the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing
______________________ _________________________________________________________
attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.


Dated:  _______________________


_______________________________
        Signature
(Signature must correspond with
the name as written upon the face
of the within instrument in every
particular, without alteration or
enlargement or any change whatever.)

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                      UNION PACIFIC RESOURCES GROUP INC.
                       7.15% DEBENTURE DUE MAY 15, 2028

REGISTERED                                                          $200,000,000

NO. R-1                                                        CUSIP 907834 AG 0

          UNION PACIFIC RESOURCES GROUP INC., a corporation duly organized and existing under the laws of the State of Utah (herein called the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                  Cede & Co.

or registered assigns, the principal sum of $200,000,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, on May 15, 2028 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on May 15 and November 15 of each year, commencing November 15, 1998, at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, from the May 15 or the November 15, as the case may be, next preceding the date of this Debenture to which interest on the Debentures has been paid or duly provided for (unless the date hereof is the date to which interest on the Debentures has been paid or duly provided for, in which case from the date of this Debenture), or, if no interest has been paid on the Debentures or duly provided for, from May 18, 1998 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after the 30th day or 31st day, respectively, of any April or October and before the next succeeding May 15 or November 15, this Debenture shall bear interest from such May 15 or November 15, as the case may be; provided, however, that if the Company shall default in
                        --------  -------
the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding May 15 or November 15 to which interest on the Debentures has been paid or duly provided for, or, if no interest has been paid on the Debentures or duly provided for, from May 18, 1998. The interest so payable, and punctually paid or duly provided for, on any May 15 or November 15 will, except as provided in the Indenture dated as of March 27, 1996 (herein called the "Indenture"), duly executed and delivered by the Company and Chase Bank of Texas, National Association, as Trustee (herein called the "Trustee"), be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the next preceding April 30 or October 31, as the case may be (herein called the "Regular Record Date"), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. Notwithstanding the foregoing, in the case of interest payable at Stated Maturity, such interest shall be paid to the same Person to whom the principal hereof is payable.

          Chase Bank of Texas, National Association will be the Paying Agent and the Security Registrar with respect to the Debentures. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars, which may include the Company, and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided
                                                                      --------
that there will at all times be a Paying Agent in The City of New York and there will be no more than one Security Registrar for the Debentures.

          This Debenture is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

          The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Debenture is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the 7.15% Debentures due May 15, 2028 (herein called the "Debentures"), limited in aggregate principal amount to $425,000,000.

          The Debentures will be redeemable as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest on the principal amount being redeemed to the redemption date.

          "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the arithmetic average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer by 5:00 p.m. on the third business day preceding such redemption date.

          "Reference Treasury Dealer" means each of Salomon Brothers Inc, Credit Suisse First Boston Corporation, Chase Securities Inc. and Goldman, Sachs & Co. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Debentures to be redeemed.

          Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Debentures or portions thereof called for redemption.

          If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of all of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such other Debentures.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

          As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, the

Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series.

          The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for such purpose and in the manner and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company in the Borough of Manhattan, The City of New York designated for such purpose, a new Debenture or Debentures of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

          No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Unless otherwise defined herein, all terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Debenture shall be construed in accordance with and governed by the laws of the State of New York.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Debenture shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, UNION PACIFIC RESOURCES GROUP INC. has caused this Debenture to be duly executed.


Dated: May 18, 1998              UNION PACIFIC RESOURCES GROUP INC.

                                     by  /s/ Peter Schreck
                                        ---------------------------------------
                                        Title: Assistant Treasurer



[SEAL]

Attest:
         /s/ Mark L. Jones
        ---------------------------------------
        Title: Managing Senior Counsel

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                         CHASE BANK OF TEXAS, NATIONAL
                         ASSOCIATION, as Trustee,

                         by
                              _______________________
                              Authorized Signatory

                          ___________________________


                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT--...........Custodian....................
                              (Cust)            (Minor)
                             Under Uniform Gifts to Minors Act

                             ___________________________________________________
                                                (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                          ___________________________

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


_________________________________
:                                :

:
_________________________________:

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE:

________________________________________________________________________________

__________________________________________________ the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing
______________________ _________________________________________________________
attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.


Dated:  _______________________


_______________________________
        Signature
(Signature must correspond with
the name as written upon the face
of the within instrument in every
particular, without alteration or
enlargement or any change whatever.)

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                       UNION PACIFIC RESOURCES GROUP INC.
                        7.15% DEBENTURE DUE MAY 15, 2028

REGISTERED                                                  $25,000,000

NO. R-1                                               CUSIP 907834 AG 0

          UNION PACIFIC RESOURCES GROUP INC., a corporation duly organized and existing under the laws of the State of Utah (herein called the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                   Cede & Co.

or registered assigns, the principal sum of $25,000,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, on May 15, 2028 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on May 15 and November 15 of each year, commencing November 15, 1998, at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, from the May 15 or the November 15, as the case may be, next preceding the date of this Debenture to which interest on the Debentures has been paid or duly provided for (unless the date hereof is the date to which interest on the Debentures has been paid or duly provided for, in which case from the date of this Debenture), or, if no interest has been paid on the Debentures or duly provided for, from May 18, 1998 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after the 30th day or 31st day, respectively, of any April or October and before the next succeeding May 15 or November 15, this Debenture shall bear interest from such May 15 or November 15, as the case may be; provided, however, that if the Company shall default in
                        --------  -------
the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding May 15 or November 15 to which interest on the Debentures has been paid or duly provided for, or, if no interest has been paid on the Debentures or duly provided for, from May 18, 1998. The interest so payable, and punctually paid or duly provided for, on any May 15 or November 15 will, except as provided in the Indenture dated as of March 27, 1996 (herein called the "Indenture"), duly executed and delivered by the Company and Chase Bank of Texas, National Association, as Trustee (herein called the "Trustee"), be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the next preceding April 30 or October 31, as the case may be (herein called the "Regular Record Date"), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. Notwithstanding the foregoing, in the case of interest payable at Stated Maturity, such interest shall be paid to the same Person to whom the principal hereof is payable.

          Chase Bank of Texas, National Association will be the Paying Agent and the Security Registrar with respect to the Debentures. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars, which may include the Company, and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided
                                                                      --------
that there will at all times be a Paying Agent in The City of New York and there will be no more than one Security Registrar for the Debentures.

          This Debenture is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

          The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Debenture is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the 7.15% Debentures due May 15, 2028 (herein called the "Debentures"), limited in aggregate principal amount to $425,000,000.

          The Debentures will be redeemable as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest on the principal amount being redeemed to the redemption date.

          "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the arithmetic average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer by 5:00 p.m. on the third business day preceding such redemption date.

          "Reference Treasury Dealer" means each of Salomon Brothers Inc, Credit Suisse First Boston Corporation, Chase Securities Inc. and Goldman, Sachs & Co. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Debentures to be redeemed.

          Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Debentures or portions thereof called for redemption.

          If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of all of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such other Debentures.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

          As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, the

Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series.

          The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for such purpose and in the manner and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company in the Borough of Manhattan, The City of New York designated for such purpose, a new Debenture or Debentures of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

          No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Unless otherwise defined herein, all terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Debenture shall be construed in accordance with and governed by the laws of the State of New York.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Debenture shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, UNION PACIFIC RESOURCES GROUP INC. has caused this Debenture to be duly executed.


Dated: May 18, 1998                UNION PACIFIC RESOURCES
                                           GROUP INC.

                                       by /s/ Peter Schreck
                                          ------------------
                                          Title: Assistant Treasurer



[SEAL]

Attest:
         /s/ Mark L. Jones
        -------------------------
        Title: Managing Senior Counsel

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Trustee,

                         by
                              ________________________
                              Authorized Signatory

                          ___________________________


                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT--...........Custodian.........
                              (Cust)          (Minor)
                    Under Uniform Gifts to Minors Act

                                        ________________________________________
                                                          (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                          ___________________________


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


_________________________________
:                                :

:                                :
_________________________________


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE:

________________________________________________________________________________

__________________________________________________ the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing
______________________ ______________________________
attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.


Dated:  _______________________


_______________________________
           Signature
(Signature must correspond with
the name as written upon the face
of the within instrument in every
particular, without alteration or
enlargement or any change whatever.)